GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R and Class T Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated November 27, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated February 28, 2017, as supplemented

Effective immediately, Robert Mullane will serve as a portfolio manager for the Fund. In addition, effective December 15, 2017, Ryan Roderick will no longer serve as a portfolio manager for the Fund. Kent Clark and Betsy Gorton will remain portfolio managers for the Fund. Accordingly, effective December 15, 2017, all references to Mr. Roderick in the Prospectus, Summary Prospectus and SAI will be deleted in their entirety.

Pursuant to actions taken by the Board of Trustees of Goldman Sachs Trust II, Crabel Capital Management, LLC (“Crabel”) and Halcyon Arbitrage IC Management LP (“Halcyon”) will now serve as sub-advisers (“Underlying Managers”) of the Fund, and Crabel will serve as an Underlying Manager of two new wholly-owned subsidiaries of the Fund, each organized as a company under the laws of the Cayman Islands (the “New Subsidiaries” and, together with the existing MMA Subsidiaries (as currently described in the Prospectus, Summary Prospectus and SAI), the “MMA Subsidiaries” and each a “MMA Subsidiary”). The Fund intends to invest in the MMA Subsidiaries in order to gain exposure to the commodity markets. The Fund may invest up to 25% of its total assets in the MMA Subsidiaries, although Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) retains the right not to allocate any assets to a particular MMA Subsidiary or any MMA Subsidiary. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fees paid to the Investment Adviser by the New Subsidiaries. In addition, Crabel has contractually agreed to waive the sub-advisory fee it receives from the Investment Adviser in connection with the services it provides to the Fund in an amount equal to the sub-advisory fees it receives from the Investment Adviser in connection with the services it provides to the New Subsidiaries. These waivers may not be discontinued by the Investment Adviser or Crabel as long as their contracts with the New Subsidiaries are in place. Each of Atreaus Capital, LP, Graham Capital Management, L.P. and One River Asset Management, LLC will continue to serve as the Underlying Manager of an existing MMA Subsidiary.

The New Subsidiaries are structured to be the same as the existing MMA Subsidiaries, but with Crabel as the Underlying Manager. Accordingly, the information currently included in the Prospectus, Summary Prospectus and SAI regarding the existing MMA Subsidiaries also applies to the New Subsidiaries, except as set forth in this Supplement.

Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces the second and third paragraphs under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management” in the Prospectus and the second and third paragraphs under “Goldman Sachs Multi-Manager Alternatives Fund—Portfolio Management” in the Summary Prospectus:

Investment Adviser Portfolio Managers: Kent Clark, Managing Director, has managed the Fund since 2016; Ryan Roderick, Managing Director, has managed the Fund since 2013; Betsy Gorton, Managing Director, has managed the Fund since 2015; and Robert Mullane, CFA, Managing Director, has managed the Fund since 2017.

As of the date of this Prospectus, Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), Halcyon Arbitrage IC Management LP (“Halcyon”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), One River Asset Management, LLC (“One River”), QMS Capital Management LP (“QMS”), Russell Investments Implementation Services, LLC (“RIIS”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Each of Atreaus, Crabel, GCM and One River also serves as the Underlying Manager for one or more MMA Subsidiaries.

The following is added below “Brigade Capital Management, LP” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

Crabel Capital Management, LLC (Underlying Manager for the Fund and two MMA Subsidiaries)

Crabel Capital Management, LLC (“Crabel”), located at 10250 Constellation Boulevard, Suite 2650, Los Angeles, California 90067, an investment adviser registered with the SEC and a Commodity Pool Operator and Commodity Trading Adviser registered with the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA), focuses on implementing trading strategies designed to systematically capture market anomalies in the worldwide futures and foreign exchange markets through a technologically advanced, low latency infrastructure. The firm had approximately $2.2 billion in assets under management as of September 30, 2017. With respect to the Fund, the firm manages allocations within the Tactical Trading strategy.

The following is added below “Graham Capital Management, L.P. (Underlying Manager for the Fund and an MMA Subsidiary)” under “Service Providers—Investment Subadvisers (Underlying Managers)” in the Prospectus:

Halcyon Arbitrage IC Management LP

Halcyon Arbitrage IC Management LP (“Halcyon”), located at 477 Madison Avenue, 8th Floor, New York, New York 10022, an investment adviser registered with the

SEC, focuses on identifying merger arbitrage opportunities. Halcyon, together with its affiliates, had approximately $9.1 billion in assets under management as of October 1, 2017. With respect to the Fund, the firm manages an allocation within the Event Driven and Credit strategy.

The following replaces the fourth paragraph after the table under “Service Providers—Management Fee and Other Expenses” in the Prospectus:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Sub-Advisory Agreements for each Underlying Manager is available in the Fund’s annual report for the period ended October 31, 2016, in the Fund’s semi-annual report for the period ended April 30, 2017, or will be available in the Fund’s annual report for the period ended October 31, 2017 or the Fund’s semi-annual report for the period ended April 30, 2018.

The following is added to the table in the “AIMS Portfolio Management Team” subsection of the “Service Providers—Investment Adviser Portfolio Managers” section of the Prospectus:

Robert Mullane, CFA, Managing Director	Portfolio Manager— Multi-Manager Alternatives Fund	Since 2017

Mr. Mullane is a Managing Director in

the AIMS Group. He focuses on AIMS
hedge funds. He is also a member of

the AIMS Hedge Funds and Public

Equity Investment Committee. Mr. Mullane
joined the firm in 2007.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MMALTPMCHG 11-17